Exhibit 10(29)


                              EMPLOYMENT AGREEMENT
                              --------------------


     EMPLOYMENT AGREEMENT  dated as of  January 1, 1996, by  and between STARTER

CORPORATION, a  Delaware corporation with a  principal place of  business at 370

James Street, in the City and County  of New Haven and State of Connecticut (the

"Company") and JOHN M. TUCKER, residing at 8 Griffing Pond Road, in the Town  of

Branford, County of New Haven and State of Connecticut (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the  Company desires  to induce the  Executive to  enter into  its employ for  the period provided in this Agreement,  and the Executive is willing to  accept  such  employment with  the  Company  on a  full-time  basis,  all in accordance with the terms and conditions set forth below;

     NOW, THEREFORE,  for and in  consideration of  the premises hereof  and the mutual covenants  contained herein,  the parties hereto  do hereby  covenant and agree as follows:

          1.  Employment.
              ----------

          (a)  The  Company  hereby  employs the  Executive,  and  the Executive hereby accepts such  employment with the  Company, for the  period set forth  in

Paragraph 2 hereof, all upon the terms and  conditions hereinafter set forth.

          (b)  As a condition to the  Executive's employment by the Company, the

Executive affirms and  represents that he is  under no obligation to  any former employer or  other party which is in any way inconsistent with, or which imposes any restriction  upon, the Executive's  acceptance of employment  hereunder with the Company, the employment of the Executive  by the Company, or the Executive's

undertakings under this Agreement.



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     2.   Term of Employment. Unless earlier terminated as hereinafter provided,
          ------------------

the term  of the  Executive's employment  under this  Agreement shall  be for  a period  beginning  as of  January  1,  1996  and  ending on  December  31,  1998

("Employment Term").

     3.   Duties.   During  the Employment Term, the Executive shall be employed
          ------

as the President  and Chief Operating Officer  of the Company and  shall perform such duties as would normally be  associated with such position.  Except  during vacation periods  and reasonable  periods of absence  due to  sickness, personal injury or other  disability, the Executive shall throughout  the Employment Term devote  his full  business time and  attention to  the services required  of him hereunder and shall use  his best efforts to advance the  business and interests of the Company in a manner consistent with the duties of his position.  It shall specifically  not be  a violation of  this Agreement  for the Executive  to: (a)

serve on any  corporate, civic or charitable  board or committee; (b)  serve for compensation  on the board  or committee of  any Company which  Executive in his discretion  determines does  not  interfere  with  his  performance  under  this

Agreement;  (c)  deliver  lectures, fulfill  speaking  engagements  or teach  at educational  institutions; (d) participate  in personal investments,  so long as any such activity does not materially interfere with the Executive's performance under this Agreement.

     4.   Salary and Bonus.
          ----------------

          (a)  Annual Base Salary. As  compensation  for  the  services  to   be
               ------------------

performed by  the Executive  hereunder during the  Employment Term,  the Company shall  pay to  the Executive  an  annual base  salary of  Five  Hundred Thousand

($500,000.00)



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Dollars,  subject  to  adjustment  as hereinafter  provided  (the  "Annual  Base

Salary").  The  Executive's Annual  Base Salary  shall be payable  in equal  bi-

weekly installments  subject to  applicable withholding  and payroll  taxes, and such other  deductions as may be  required under the Company's  employee benefit plans.

          (b)  Annual Bonus Compensation.    In addition to the Annual
               -------------------------

Base  Salary, the Executive may  be entitled during the  Employment Term  to the following:

               (i)  First Level Bonus.     An  annual performance-based
                    -----------------

compensation bonus, at the discretion of  the Board of Directors of the  Company

("Board") or any duly authorized committee appointed by the Board ("Committee"),

of up to Seventy-Five (75%) Percent of Annual Base Salary, based upon attainment of objective performance goals established by the Board or the Committee ("First

Level Bonus"); and

               (ii) Second Level Bonus. An  annual bonus,  at the  discretion of
                    ------------------

the Board or the Committee, of up to an additional Seventy-Five (75%) Percent of

Annual Base  Salary, based upon an increase in the  price per share of the value of the Company's  common stock during  such applicable  year in accordance  with objective  criteria established  by the  Board or  the Committee  ("Second Level

Bonus").

     The First Level Bonus and the Second Level Bonus are sometimes collectively referred to herein as the "Annual Bonus Compensation".

          5.   Benefits. In addition to the payments set forth in Paragraph 4 to
               --------

be paid to the Executive during the Employment Term, the Executive shall:

               (a) be eligible to participate in all employee fringe benefits and any pension plan that may be provided by the Company for its key executive employees in accordance with the provisions of any such plans;





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


               (b) participate in any life or other similar insurance plans and/or medical and health plans or other employee welfare benefit plans that may be provided by the Company for its key executive employees in accordance with the provisions of any such plans;

               (c)  be  entitled  to   annual  paid  vacation  in
                    accordance with past practice of the Company but not fewer than four (4) weeks per annum;
                    and

               (d) be entitled to sick leave and sick pay in accordance with any Company policy that may be applicable to key executive employees.


     6.   Death and Disability
          --------------------

          (a)  In  the event  that the  Executive  dies or  becomes totally  and permanently disabled  during the Employment Term, this Agreement shall terminate and the Company shall  pay to the Executive, the Estate of the Executive, or the

Executive's designee, the following:

               (i)  Any unpaid Annual  Base Salary due to  the Executive through the Executive's next regular pay day;

               (ii) Any  unpaid  Annual Bonus  Compensation earned  by Executive pursuant to Paragraph 4(b) above for the annual period immediately preceding the

Executive's death or total and permanent disability;

               (iii)     Any  Annual  Bonus  Compensation  earned  by  Executive

pursuant  to Paragraph 4(b) above for  the pro-rata period of  the year in which the Executive dies or becomes permanently and totally disabled; and



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


               (iv) An  amount equal to twenty-five (25%) percent of Executive's

Annual Base Salary for  each full year of full time  employment with the Company but not to exceed One Hundred (100%) percent of Executive's Annual Base Salary.

          (b)  Any  amounts due to Executive (or  Executive's estate or designee as the case  may be) pursuant  to subparagraphs (i)  and (ii) of Paragraph  6(a)

above shall be  paid in full on  the day which  would have been the  Executive's next regular pay  day following such  death or  total and permanent  disability,

subject to applicable  taxes and deductions.   Any amounts due to  Executive (or

Executive's estate or  designee as  the case may  be) pursuant to  subparagraphs

(iii)  and (iv) of  Paragraph 6(a)  above shall be  paid in twenty-six  (26) bi-

weekly installments, commencing  with the Company's  fourth regular pay  period,

following  Executive's  death or  permanent  and  total disability,  subject  to applicable taxes and deductions as set forth in Paragraph 4 in respect to Annual

Base Salary.  Prior to any payment for total and permanent disability hereunder,

the Company shall be furnished with  written certification signed by a physician satisfactory to Company  that Executive is totally and  permanently incapable of performing his duties hereunder due to mental or physical causes.

     7.   Expenses.
          --------

                    The  Company  shall  upon   submission  of  expense  reports

acceptable to the  Company, reimburse the Executive for  all reasonable expenses incurred by the Executive in connection with the  performance of his obligations hereunder in accordance with past practice of the Company.





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


     8.   Confidential Information.  The Executive shall maintain in a fiduciary
          ------------------------

capacity for the benefit of the Company all secret  or confidential information,

knowledge or  data relating to the Company which  shall be obtained by Executive during  his employment and which shall not be or become public knowledge.  After termination  of  Executive's employment,  except  as  may  be required  by  law,

Executive  shall  not,  without  the  prior  written  consent  of  the  Company,

communicate or divulge any  such information, knowledge or data to  anyone other than the Company and those designated by it.

          9.   Termination.       The  Executive's  employment  hereunder  shall
               -----------

terminate upon the occurrence of any of the following:

          (a)  the death of the Executive; or

          (b)  the inability of the Executive to  perform his duties as a result of total and permanent disability ; or

          (c)   termination  of  the Executive's  employment  hereunder  by  the

Company at  any time "for  cause", as  hereinafter defined, such  termination to take  effect immediately  upon  delivery  of  notice from  the  Company  to  the

Executive  pursuant to  Paragraph 13  of  this Agreement,  in  which event  this

Agreement  shall terminate  and the  Company shall  have no  further obligations hereunder.

          For purposes of this Agreement, the term "for cause" shall mean (i) an

act  or  acts   of  personal  dishonesty  by  Executive   resulting  in  adverse

consequences  or damage  of  reputation to  the  Company, or  (ii)  violation by

Executive of his obligations under Paragraph 3  hereof which are not remedied in a reasonable period of time after receipt of written notice from the Company.



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          10.  Covenant Not to Compete.     In consideration of the execution of
               -----------------------

this  Agreement and  the  compensation to  be paid  to Executive  hereunder, the

Executive agrees  that during the Employment  Term and for  a period of  two (2)

years  from the  date on which  the Employment  Term expires or  the Executive's employment with the  Company is terminated for  any reason whatsoever or  for no reason (whichever is later), he will not directly or indirectly engage or invest in, or be employed by any  other corporation, partnership, trust, firm or  other persons or entities engaged in  activities similar to those of the Company under licenses  similar to  those granted  to  the Company  or under  any  brand names stipulated by the  Company during the Employment Term  or as of the  date of the

Executive's termination of employment  ("Restricted Products"); provided however that nothing  contained in  this Paragraph 10  shall be  deemed to  prohibit the

Executive from  acquiring or holding,  solely as an investment,  publicly traded securities  of  any  corporation so  long  as  such securities  do  not,  in the aggregate, constitute  more than  five (5%) percent  of any  class or  series of outstanding securities of such corporation.

          Executive acknowledges that it  will be difficult, if  not impossible,

to measure in money the damage that will be suffered by the Company in the event that Executive fails  to comply with the covenants and restrictions set forth in this Paragraph 10 and that  in such event the Company will not  have an adequate remedy at law.  Therefore, Executive agrees that the Company in such event shall be  entitled to injunctive relief, both temporary and permanent, to enforce such covenants or  restrictions, or  any of  them, in  any court  having jurisdiction thereof,  in addition to  such other equitable  and legal remedies  which may be available  to  it, and  in  the  event that  any  action  or  actions should  be instituted in equity to





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enforce any restriction  or covenant hereunder, no party will  raise the defense

that there is an  adequate remedy at law.   This Paragraph 10 shall survive  the

termination of this Agreement.

     11.  Non-Assignability.
          -----------------

          (a)  Neither this Agreement  nor any right or interest hereunder shall be assignable  by  the Executive,  his beneficiaries,  or legal  representatives without the Company's prior written  consent; provided, however, that nothing in
                                              --------  -------

this  subparagraph (a)  shall  preclude  (i) the  Executive  from designating  a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators,  or other legal  representatives of the  Executive or his estate from assigning any rights hereunder to the person or persons entitled thereunto.

          (b)  Except as  required by  law, no right  to receive  payments under this Agreement shall  be subject to anticipation, commutation, alienation, sale,

assignment,  encumbrance,  charge,  pledge, or  hypothecation  or  to execution,

attachment, levy or similar process or  assignment by operation of law, and  any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

          (c)  The  Company  will  require  any  successor  (whether  direct  or

indirect,  by  purchase,   merger,  consolidation  or   otherwise)  to  all   or

substantially all  of  the business  and/or  assets  of the  Company  to  assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would  be required to perform  it if no such  succession

had taken place.   As used in this Agreement, Company shall be



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Starter Corporation and any successor to its business and/or assets as aforesaid which assumes  and agrees  to perform  this Agreement  by operation  of law,  or otherwise.

     12.    Binding Effect.   This Agreement shall inure  to the benefit of
            --------------

and be  binding upon the parties hereto  and their respective heirs, successors,

legal representatives and assigns.

     13.    Notice. Any notice  required or  permitted to  be  given under  this
            ------

Agreement shall be sufficient  if in writing and either delivered  in person (to the Executive  if such  notice is for  the Executive)  or sent  by certified  or registered  mail,  postage prepaid,  or  by  a nationally  recognized  overnight

courier  service  or  transmitted  via  telecopier  to  the  number   designated

hereafter,  if to the  Company, at the  Company's principal office  at 370 James

Street,   New  Haven,  Connecticut  06513  (telecopier  number  (203)  624-8954)

ATTENTION: David A. Beckerman, and if to the Executive at  his home address most recently filed  with the  Company, or  to such  other address  or addresses  and telecopier numbers as either party shall have designated in writing to the other party hereto.

     14.  Law Governing. This Agreement and all of its terms and provisions
          -------------

shall be governed by  and construed in accordance with the laws  of the State of

Connecticut.

     15.  Severability.  If  any provision of this Agreement shall be determined
          ------------

to  be invalid,  illegal  or unenforceable  in  whole or  in  part, neither  the validity of the remaining part of  such provision nor the validity of  any other provision of this Agreement shall in any way be affected thereby.

     16.  Waiver.   Failure  to insist  upon strict  compliance with any  of the
          ------

terms, covenants or conditions hereof shall not be deemed a waiver of such term,

covenant or





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condition,  nor  shall any  waiver  or  relinquishment  of  any right  or  power hereunder at any one  or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     17.  Entire Agreement; Modifications.   This   Agreement  constitutes   the
          -------------------------------

entire agreement of  the parties with respect  to the subject matter  hereof and supersedes all  prior agreements, oral  and written, between the  parties hereto with  respect to the subject  matter hereof.  This  Agreement may be modified or amended only by an instrument in writing signed by both parties hereto.

     18.  Arbitration.        Except   as   provided   in  Paragraph   10,   any
          -----------

controversy or claim arising between the parties hereto relating to, arising out of, or in any way connected with  this Agreement or any term or condition hereof or the performance by any party of its obligations hereunder (including, without

limitation,   any  controversy   or  claim   relating   to  fraud,   negligence,

unintentional misrepresentation, strict  liability under any  theory of law,  or any  other  controversy or  claim  of  whosoever  nature)  shall be  settled  by arbitration to be held in New  Haven, Connecticut, in accordance with the  rules then obtaining  of the American  Arbitration Association, and judgment  upon the award  rendered  by  the  arbitrator(s)  may  be entered  in  any  Court  having jurisdiction  thereof or  application may  be  made to  such court  for judicial acceptance of  any award and an order  of enforcement, as the case  may be.  The

parties  each  consent  to  any   personal  jurisdiction  necessary  to  subject

themselves and  each of  them to such  arbitration and  to such  award and  such judgment and such order of enforcement.



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     19.  Counterparts.      This  Agreement  may  be executed  in  two  or more
          ------------

counterparts,  each  of which  shall be  deemed  an original,  but all  of which together shall constitute one and the same instrument.

     IN WITNESS  WHEREOF, the Company and  the Executive have duly  executed and delivered this Agreement as of the day and year first  above written.


                                        STARTER CORPORATION



                                        BY: /s/ David A. Beckerman
                                            ___________________________
                                             David A. Beckerman
                                             Its Chairman and
                                             Chief Executive Officer



                                          /s/ John M. Tucker
                                          ___________________________
                                             JOHN M. TUCKER





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